UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 30, 2003


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-19480                    58-1651222
(State or other jurisdiction   (Commission File No.)           (IRS Employer
  of incorporation)                                          Identification No.)


2840 Mt. Wilkinson Parkway, Atlanta, Georgia                         30339
   (Address of principal executive offices)                       (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

   99.1 Press Release dated July 30, 2003, announcing results of operations for the quarterly period ended June 30, 2003.


Item 12. Results of Operations and Financial Condition.

     On July 30, 2003, Per-Se Technologies, Inc. issued a press release announcing its results of operations for the quarterly period ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    July 30, 2003


                            PER-SE TECHNOLOGIES, INC.



                                                By:_/s/_CHRIS_E._PERKINS________
                                                     Chris E. Perkins
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit
    No.                           Description
   ----                           -----------

   99.1 Press Release dated July 30, 2003, announcing results of operations for the quarterly period ended June 30, 2003.